Exhibit 10.7

配偶同意函

Spouse Consent Letter

本人，蔡美枝（身份证号码：362331196512301344），为方本电（身份证号码：362331196509101333）之合法配偶。本人在此自愿、无条件并不可撤销地同意方本电及深圳市工务园网络科技有限公司其他股东（天九共享智慧企业服务有限责任公司除外）于2021年12月29日签署的下列文件（下称“交易文件”），并同意按照交易文件的规定限制、出质、转让或以其他任何形式处置方本电持有的、并登记在其名下的深圳市工务园网络科技有限公司的股权（下称“标的股权”）：

I, Meizhi Cai (ID number: 362331196512301344), am the legal spouse of Bendian Fang (ID number: 362331196509101333). I hereby voluntarily, unconditionally and irrevocably agree to the following documents signed by Bendian Fang and other shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. (except Tianjiu Shared Intelligence Enterprise Services Co., Ltd.) on December 29, 2021 (hereinafter referred to as “Transaction Documents”), and agrees to restrict, pledge, transfer or dispose in any other form of the equity of Shenzhen Gongwuyuan Network Technology Co., Ltd. held by Bendian Fang and registered in his name in accordance with the provisions of the transaction documents (hereinafter referred to as “Underlying Equity”):

(1)	与深圳鹏泽未来科技有限公司（下称“独资公司” ）及深圳市工务园网络科技有限公司签署的《股权处置协议》；
(1)	The “Equity Disposal Agreement” signed with Shenzhen Pengze Future Technology Co., Ltd. (hereinafter referred to as the “sole proprietorship”) and Shenzhen Gongwuyuan Network Technology Co., Ltd.;
(2)	与独资公司签署的《股权质押协议》；
(2)	“Equity Pledge Agreement” signed with the wholly-owned company;
(3)	与独资公司及深圳市工务园网络科技有限公司签署的《业务经营协议》；
(3)	“Business Operation Agreement” signed with the wholly-owned company and Shenzhen Gongwuyuan Network Technology Co., Ltd.;
(4)	与独资公司签署的《代理协议》；
(4)	“Agency Agreement” signed with the sole proprietorship;
(5)	方本电与独资公司签署的《授权委托书》。
(5)	“Power of Attorney” signed by Bendian Fang and the sole proprietorship company.

本人自愿、无条件且不可撤销地确认方本电持有的标的股权或与该等标的股权相关的现有的或未来的利益及权利均不属于夫妻共有财产，本人对该等标的股权不享有任何权利和利益，且承诺不就该等标的股权以及与该等标的股权相关的现有的或未来的利益及权利提出任何主张（包括但不限于根据任何适用的法律在任何有管辖权的法院或 仲裁机构提起诉讼或仲裁）。本人进一步确认，方本电履行交易文件以及进步修改或终止交易文件并不需要本人另行授权或同意，且方本电处分标的股权或与该等标的股权相关的现有的或未来的利益及权利均不需要本人同意或通知本人；无论发生何种情况，本人不会就前述标的股权提出与交易文件内容不符的要求，亦不会采取任何与交易文件内容不符的行动。

I voluntarily, unconditionally and irrevocably confirm that the subject equity held by Bendian Fang or the existing or future interests and rights related to the subject equity are not joint property of the couple, and I do not have any rights to the subject equity. and interests, and undertakes not to make any claims with respect to such subject equity and existing or future interests and rights related to such subject equity (including but not limited to in any court or arbitration with jurisdiction under any applicable law). institution to initiate litigation or arbitration). I further confirm that Bendian Fangs performance of the transaction documents and the further modification or termination of the transaction documents do not require my additional authorization or consent, and Bendian Fangs disposal of the subject equity or the existing or future interests and rights related to the subject equity are not required. My consent or notification is required; no matter what happens, I will not make any request for the aforementioned target equity that is inconsistent with the content of the transaction documents, nor will I take any action that is inconsistent with the content of the transaction documents.

本人承诺将签署必要的文件并采取必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I undertake to sign the necessary documents and take the necessary actions to ensure that the Transaction Documents (as amended from time to time) are properly performed.

本人同意并承诺，如本人由于任何原因获得方本电持有的深圳市工务园网络科技有限公司或Baiya International Group Inc.的任何股权，则本人应受（经不时修订的）交易文件以及独资公司和深圳市工务园网络科技有限公司之间于2021年12月29日签署的《独家咨询和服务协议》的约束，并遵守作为深圳市工务园网络科技有限公司的股东在（经不时修订的）交易文件和《独家咨询和服务协议》下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和《独家 咨询和服务协议》相同的一系列书面文件。

I agree and undertake that if I acquire any equity interests in Shenzhen Gongwuyuan Network Technology Co., Ltd. or Baiya International Group Inc. held by Bendian Fang for any reason, I shall be bound by the transaction documents (as revised from time to time) and the sole proprietorship and Shenzhen Shenzhen Gongwuyuan Network Technology Co., Ltd. is bound by the “Exclusive Consulting and Service Agreement” signed on December 29, 2021, and abide by the transaction documents (as amended from time to time) as shareholders of Shenzhen Gongwuyuan Network Technology Co., Ltd. and obligations under the Exclusive Consulting and Services Agreement, and for this purpose, upon request by the Proprietorship, I shall sign a document in substantially the same form and content as the Transaction Documents and the Exclusive Consulting and Services Agreement (as amended from time to time). Series of written documents.

本人在此承诺和保证，本人有权签署本同意函，在签署本同意函时具有完全民事行为能力，并已经知悉并充分了解本同意函所涉及的全部文件（包括交易文件及其他文件）的内容与含义，本同意函一经签署即构成对本人有约束力的法律文件。本同意函所作之承诺、确认、同意、授权不因本人丧失行为能力、行为能力受限制、死亡或者本人与方本电离异等类似事件而发生撤销、减损、无效或其他不利变化。本人确保遵守本同意函的约定，并对本同意函的存在及其内容保密，未经方本电事先书面同意不得对外披露。本同意函就标的股权的约定与其他法律文件存在不一致时，以本同意函为准。

I hereby promise and guarantee that I have the right to sign this consent letter, have full capacity for civil conduct when signing this consent letter, and have known and fully understood all documents involved in this consent letter (including transaction documents and other documents). Content and meaning, once signed, this consent letter constitutes a legal document binding on me. The commitments, confirmations, consents, and authorizations made in this consent letter will not be revoked, diminished, invalidated, or otherwise adversely changed due to my loss of capacity, restriction of capacity, death, or my divorce from Bendian Fang or other similar events. I ensure that I abide by the terms of this consent letter and keep the existence and content of this consent letter confidential and shall not disclose it to the public without Bendian Fangs prior written consent. If there is any inconsistency between this letter of consent and other legal documents regarding the subject equity, this letter of consent shall prevail.

[以下无正文]

[No text below]

（本页无正文，为《配偶同意函》签署页）

(This page has no text, it is the signature page of the “Spouse Consent Letter”)

/s/ Meizhi Cai
蔡美枝

日期： 2022.9.22

3